FIRST INVESTORS EQUITY FUNDS PROSPECTUS

                                  Total Return
                                 Growth & Income
                                    Blue Chip
                                Utilities Income
                               Mid-Cap Opportunity
                               Special Situations
                                     Global


Supplement dated February 26, 1999 to Prospectus dated February 19, 1999.

1. In the table appearing at the top of page 5, the performance of the S&P 500 Index since inception of the Total Return Fund's Class B shares (1/12/95) should read as 30.41% rather than 10.41%.

2. In the table appearing at the bottom of page 11, the performance of the S&P 500 Index since inception of the Growth & Income Fund's Class A shares (10/4/93) should read as 22.98% rather than 18.47%.